UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 2, 2013


                          WESTERN STANDARD ENERGY CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-51736                 20-5854735
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

302 - 1912 Enterprise Way, Kelowna, BC, Canada                     V1Y 9S9
   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (778) 478-7480

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 2, 2013, Darren Jacklin was appointed to our Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.


/s/ Dallas Gray
--------------------------------------------
Dallas Gray
President, Secretary, Treasurer and Director

Date: December 2, 2013

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